SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

       Date of Report (Date of earliest event reported): August 15, 2002

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-D
           ----------------------------------------------------------
             (Exact name of Registrant as specified in its Articles)

   Oklahoma               III-D:   0-18936           III-D:    73-1357374
--------------            ---------------            --------------------
(State of other             (Commission               (I.R.S. Employer
jurisdiction of               File No.)                 Identification)
incorporation or
organization)

                  Two West Second Street, Tulsa, Oklahoma 74103
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code:(918)583-1791



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ITEM 5:     OTHER EVENTS

     The limited partnership  agreement (the "Agreement") for the Geodyne Energy
Income  Limited  Partnership  III-D  (the   "Partnership")   provides  that  the
Partnership will automatically terminate and dissolve on September 5, 2002.

     The Agreement gives the General Partner an option to extend the term of the Partnership for up to four additional two year terms. The General Partner has elected to extend the Partnership's term for an additional two year period.


ITEM 7:     EXHIBITS

20.1 Form of letter sent to the limited partners of the Geodyne Energy Income Limited Partnerships III-D on or about August 15, 2002.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-D

                                 By:   GEODYNE RESOURCES, INC.
                                       General Partner

                                         //s// Dennis R. Neill
                                       --------------------------------------
                                       Dennis R. Neill
                                       President

DATE:  August 15, 2002